Q1’FY26 Earnings Call Supplemental Presentation November 5, 2025

Forward-looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. 2 Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding adjusted EBITDA and revenue; expectations regarding China deferred margin release; our ability to deliver on our goals, priorities, and strategic growth plans; expectations regarding our refinancing and refinancing partner; expectations related to our China joint venture; and expectations related to new product innovations and offerings as well as revenue growth and market share going forward. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the effect of the global macroeconomic environment on the operations of the company and those of its customers and suppliers; effects related to international tariffs; disruptions to our supply chain, including increased logistics costs; the company's ability to achieve widespread market acceptance of its products; the company’s ability to realize the expected benefits of the China joint venture and other partnerships; risks inherent in international operations; the company's ability to maintain or increase its gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; the company's ability to meet the covenants under its credit facilities; the company's ability to convert backlog to revenue and other risks identified under the heading “Risk Factors” in our annual  report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 28, 2025, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.  Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix. Accuray has also reported certain operating results on a constant currency basis in order to facilitate period-to-period comparisons of its results without regard to the impact of foreign currency exchange rate fluctuations. Management believes disclosure of non-GAAP constant currency results is helpful to investors because it facilitates period-to-period comparisons of the company's results by increasing the transparency of the underlying performance by excluding the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currently amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.  Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Vision and Mission To expand the curative power of radiation therapy to improve as many lives as possible. To think, act, and execute beyond expectations every day to deliver better, safer radiation therapy solutions and help patients get back to living their lives, faster.

Introduced Accuray Stellar™* Solution at ASTRO *Accuray Stellar™ is currently available for the US market. Accuray Stellar maybe subject to international regulatory approval or licensing processes such that the availability of these products may vary according to geographical location. Tailored Efficient Comprehensive Accuray Stellar is a configuration of the Radixact® Treatment Delivery System

Q1’FY26 Financials Revenues $93.9 (7%) Product $37.1 (23%) Service $56.8 7% Gross Margin 28.3% (5.7%) Op. Expenses $37.9 3% Adj. EBITDA 1 ($4.1) (231%) KEY FINANCIAL METRICS $M Q1 Y/Y Highlights 1. Adjusted EBITDA is a non-GAAP measure.  Please see Slide 9 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. 2. Percentages shown on a constant currency basis to facilitate period-to-period comparisons without regard to the impact of foreign currency exchange rate fluctuations. 3. Accuray Stellar™ is a configuration of the Radixact® Treatment Delivery System It is currently available for the US market. Accuray Stellar maybe subject to international regulatory approval or licensing processes such that the availability of these products may vary according to geographical location. Continued strong service revenue growth; Q1 service revenue growth rate higher than install base growth for the same period Adjusting for China margin deferral of $1.1 million, Q1 gross margins were 29.4%2 on a pro forma basis Sequential increase in cash to $69.9 million (inclusive of $6.6M of restricted cash) Launched Accuray Stellar™3 at ASTRO as premium helical solution to the market

China Deferred Margin Impact Due to JV accounting rules, 49% of total margin is deferred upon shipment to the JV and margin is released when the JV ships the system to its customer Deferred margin is reflected on the Balance Sheet under Assets as “Investment in JV” Net deferral of $1.1 million in Q1 is largely a result of higher mix of shipments to the JV in Q1 1 Gross Margin % (Excl China Margin Impact) is a non-GAAP measure. Please see Slides 12 - 13 for a reconciliation of Gross Margin % (Excl China Margin Impact) to the most directly comparable GAAP measure. 2 Adjusted EBITDA is a non-GAAP measure.  Please see Slides 9 - 10 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Maintaining FY26 Guidance 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 11 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. $ in millions % = YoY Growth FY26 Guidance Range $31M - $35M +10% - +25% $471M - $485M +3% - +6% Revenue Adjusted EBITDA1

Thank you

$K GAAP net loss Stock-based compensation Interest expense, net(b) Provision for income taxes Adjusted EBITDA Depreciation and amortization(a) Three Months Ended September 30, 2024 2025 $ $ $ $ (21,678) 1,676 2,515 7,780 471 (4,110) (3,954) 1,464 2,354 2,652 625 3,141 Loss from change in fair value of warrant liability 1,874 - GAAP to Adjusted EBITDA Q1 FY’26 and Q1 FY’25 Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Restructuring charges 2,811 - 441 - Post financing costs (a) Consists of depreciation on property and equipment and amortization of intangibles. (b) Consists of interest expense net of interest income.

$K GAAP net loss Stock-based compensation Interest expense, net Provision for income taxes Depreciation and amortization Twelve Months Ended June 30, 2025 $ (1,591) 6,150 10,201 11,762 2,725 499 Gain on extinguishment of debt (1,475) GAAP to Adjusted EBITDA FY2025 Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Adjusted EBITDA $ 28,271 Loss from change in fair value of warrant liability

$K GAAP net loss Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (30,000) 8,500 11,000 30,000 3,000 31,000 (27,500) 8,500 11,000 30,000 3,000 35,000 GAAP to Adjusted EBITDA FY’26 – Forward Looking Guidance Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2026 Post-financing costs 1,500 2,000 Restructuring charges 5,000 6,000 Loss from change in fair value of warranty liability 2,000 2,000

$K Total Net Revenue Gross Profit China Margin Deferral Gross Margin % excl China Margin Impact Total Cost of Revenue Twelve Months Ended June 30, 2025 $ 458,505 (311,538) 146,967 (7,666) 33.73% Gross Profit excl China Margin Impact 154,633 Gross Margin to Gross Margin Excluding China Margin Impact Reconciliation of Gross margin to Gross margin excluding China Margin Impact $

$K Total Net Revenue Gross Profit China Margin Deferral Gross Margin % excl China Margin Impact Total Cost of Revenue Three Months Ended September 30, 2025 $ 93,942 (67,394) 26,548 (1,081) 29.41% Gross Profit excl China Margin Impact 27,629 Gross Margin to Gross Margin Excluding China Margin Impact Reconciliation of Gross margin to Gross margin excluding China Margin Impact $